                                                                    Exhibit 10.3

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

                                  By and Among

                         NEW JERSEY NATURAL GAS COMPANY

                                 as the Borrower


                    THE FINANCIAL INSTITUTIONS PARTY THERETO

                                 as the Lenders

                                       and

                         PNC BANK, NATIONAL ASSOCIATION

                           as the Administrative Agent

                                       and

                                   SUMMIT BANK

                            as the Syndication Agent

                                       and

                                  BANK ONE, NA

                           as the Documentation Agent


                                   Dated as of

                                  March 1, 2001

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") made as of March 1, 2001, among NEW JERSEY NATURAL GAS COMPANY, a New Jersey corporation (the "Borrower"), the financial institutions listed on the signature pages hereto (individually a "Lender" and collectively the "Lenders"), PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (in such capacity the "Administrative Agent"), SUMMIT BANK, as Syndication Agent and BANK ONE, NA, a national banking association, as Documentation Agent, amends that certain Credit Agreement dated as of January 5, 2001 by and among the Borrower, the financial institutions listed on the signature pages thereto (the "Existing Lenders") and the Administrative Agent (the Credit Agreement, together with the exhibits and schedules thereto and all modifications, amendments, extensions, renewals, substitutions or replacements prior to the date hereof, the "Existing Agreement") (the Existing Agreement, as amended by this First Amendment and as modified, amended, extended, renewed, substituted or replaced from time to time hereafter, the "Agreement").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Existing Lenders and the Administrative Agent entered into the Existing Agreement pursuant to which the Existing Lenders made certain financial accommodations available to the Borrower including Commitments to make (i) Short Term Revolving Credit Loans in an amount not to exceed $50,000,000 and (ii) Long Term Revolving Credit Loans in an amount not to exceed $75,000,000;

         WHEREAS, the Borrower has requested that the Existing Agreement be amended to (i) increase the total Commitments from $125,000,000 to $150,000,000 by increasing the aggregate Long Term Revolving Credit Commitments from $75,000,000 to $100,000,000, and (ii) add an additional financial institution as a Lender under the Agreement; and

         WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend the Existing Agreement as set forth herein.

         NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the Borrower, the Administrative Agent and the Lenders with the intent to be legally bound hereby, agree that the Existing Agreement shall be amended as follows:


                                    ARTICLE I

                        AMENDMENTS TO EXISTING AGREEMENT

         SECTION 1.01. ADDITIONAL DEFINITIONS. Section 1.1 of the Existing Agreement is hereby amended by adding thereto the following definitions in the appropriate alphabetical order:

         "First Amendment" shall mean that certain First Amendment to Credit Agreement dated as of March 1, 2001.

         "First Amendment Effective Date" shall mean March 1, 2001.

         SECTION 1.02. NO OTHER AMENDMENTS OR WAIVERS. The amendments to the Existing Agreement set forth in Section 1.01 above do not either implicitly or explicitly alter, waive or amend, except as expressly provided in this First Amendment, the provisions of the Existing Agreement. The amendments set forth in
Section 1.01 hereof do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of the Lenders or the and the Administrative Agent under the Existing Agreement with respect to any such violation. Nothing in this First Amendment shall be deemed or construed to be a waiver or release of, or a limitation upon, the Lenders' or the Administrative Agent's exercise of any of their respective rights and remedies under the Existing Agreement and the other Loan Documents, whether arising as a consequence of any Events of Default which may now exist or otherwise, and all such rights and remedies are hereby expressly reserved.


                                   ARTICLE II

                   INCREASE IN COMMITMENTS; ADDITIONAL LENDER

         SECTION 2.01. MODIFICATION TO COMMITMENT. Effective upon and after the First Amendment Effective Date, the Existing Agreement shall be deemed to be amended such that (i) the aggregate Long Term Revolving Credit Commitment shall be increased to $100,000,000 and (ii) the Commitments, the Short Term Revolving Credit Commitment Percentages and the Long Term Revolving Credit Commitment Percentages of each of the Lenders shall be as set forth opposite such Lender's name on the Lender's signature pages hereto.

         SECTION 2.02. ADDITIONAL LENDER. Effective upon and after the First Amendment Effective Date, the Existing Agreement shall be deemed to be amended to make The Chase Manhattan Bank (the "New Lender") a Lender for all purposes of the Agreement and the other Loan Documents.

         SECTION 2.03. ASSIGNMENT OF INTERESTS UNDER EXISTING AGREEMENT. Effective upon and after the opening of business on the First Amendment Effective Date, each Existing Lender hereby agrees to sell, assign, delegate and transfer, without recourse and without any representation or warranty except as set forth below, and the New Lender hereby agrees to buy, assume and accept, a portion such Existing Lender's rights in (i) such Existing Lender's Commitment,
(ii) the principal of, and all accrued and unpaid interest on, all outstanding Loans of such Existing Lender, (iii) all accrued but unpaid Fees owing to such Existing Lender under the Agreement and the other Loan Documents and (iv) all of such Existing Lender's other rights (including voting rights), interests, duties, liabilities and obligations under the Agreement and the other Loan Documents, such as is necessary so that each Existing Lender and the New Lender shall have the Commitment, Short Term Revolving Credit Commitment Percentage of outstanding Short Term Revolving Credit Loans, and Long Term Revolving Credit Commitment Percentage of outstanding Long Term Revolving Credit Loans as is set forth opposite each such Lender's name on the signature pages hereto.

         On the First Amendment Effective Date, the New Lender shall pay to the Administrative Agent at or before 12:00 Noon (Eastern time), in immediately available funds, an amount equal to the principal of all outstanding Loans being sold by the Existing Lenders to the New Lender. The Administrative Agent shall pay such amounts to the Existing Lenders, in immediately available funds, on the First Amendment Effective Date on a pro rata basis in accordance with their respective Short Term Revolving Credit Commitment Percentages, and Long Term Revolving Credit Commitment Percentages in effect prior to the First Amendment Effective Date. The principal amount paid by the New Lender to the Administrative Agent is referred to hereinafter as the "Purchase Price." On and after the First Amendment Effective Date, the Administrative Agent shall begin to calculate interest on the outstanding Loans and all Fees under the Agreement and the other Loan Documents which are owed to each Existing Lender and the New Lender, based on each Existing Lender's and the New Lender's Short Term Revolving Credit Commitment Percentages and Long Term Revolving Credit Commitment Percentages set forth on the signature pages hereto.

         Each Existing Lender has made arrangements with the New Lender with respect to (i) the amount, if any, to be paid, and the date or dates for payment, by such Existing Lender to such New Lender of any Fees heretofore received by such Existing Lender pursuant to the Agreement or any other Loan Document prior to the First Amendment Effective Date and (ii) the amount, if any, to be paid, and the date or dates for payment, by such New Lender to such Existing Lender of Fees or interest received by such New Lender pursuant to the Agreement or any other Loan Document from and after the First Amendment Effective Date. Any such amount is in addition to the Purchase Price.

         As soon as possible after the Administrative Agent has received from each Existing Lender the existing Notes payable to such Existing Lender and after the Borrower has executed and delivered to the Administrative Agent new Notes, the Administrative Agent shall deliver to each Existing Lender new Notes payable to the order of such Existing Lender in a principal amount equal to the revised Commitments of such Existing Lender or the Loans retained by it as set forth on the signature pages hereto, and shall deliver to the New Lender Notes payable to the order of the New Lender in a principal amount equal to the Commitments of the New Lender or the Loans assumed by it as set forth on the signature pages hereto.

         Each Existing Lender represents and warrants to the New Lender, and the New Lender represents and warrants to each Existing Lender, that (i) it has full power and legal right to execute and deliver this First Amendment and to perform the provisions of this First Amendment, (ii) the execution, delivery and performance of this First Amendment have been authorized by all necessary corporate action and (iii) this First Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         By executing and delivering this First Amendment, each Existing Lender and the New Lender confirm to and agree with each other, the Administrative Agent and the other Lenders as follows: (i) except as set forth in the immediately preceding paragraph, such Existing Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; (ii) such Existing Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of the Lenders or the performance or observance by the Borrower or any of the Lenders of any of their respective obligations under the Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto; (iii) the New Lender confirms that it has received a copy of the Agreement, together with copies of the financial statements delivered to the Administrative Agent pursuant to the Agreement, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment; (iv) the New Lender has not relied upon and will continue independently and without reliance upon the Administrative Agent, the New Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, make its own credit decision in taking or not taking action under the Agreement and the other Loan Documents; (v) the New Lender appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms of the Agreement and the other Loan Documents, together with such powers as are reasonably incidental thereto, all in accordance with Article VIII of the Agreement and in certain other Loan Documents; and (vi) the New Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement and the other Loan Documents are required to be performed by it as a Lender.

                                   ARTICLE III

                     BORROWER'S SUPPLEMENTAL REPRESENTATIONS

         SECTION 3.01. INCORPORATION BY REFERENCE. As an inducement to the Lenders to enter into this First Amendment, the Borrower hereby repeats herein, for the benefit of the Lenders, the representations and warranties made by the Borrower in Article III of the Existing Agreement, as amended hereby, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this First Amendment.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         SECTION 4.01. CONDITIONS PRECEDENT. Each of the following shall be a condition precedent to the effectiveness of this First Amendment:

         (i) The Administrative Agent shall have received on behalf of each Lender, on or before the First Amendment Effective Date, duly executed counterpart originals of this First Amendment (which may be initially delivered via telecopier).

         (ii) The Administrative Agent shall have received on behalf of each Lender, on or before the First Amendment Effective Date, a Short Term Revolving Credit Note, a Long Term Revolving Credit Note and (with respect to the New Lender only) a Bid Rate Note made payable to such Lender in the appropriate amounts and otherwise properly completed and executed by the Borrower (and which may be initially delivered via telecopier).

         (iii) The following statements shall be true and correct on the First Amendment Effective Date, and the Administrative Agent shall have received a certificate signed by an authorized officer of the Borrower dated the First Amendment Effective Date stating that:

            (A) except to the extent modified in writing by the Borrower heretofore delivered to the Banks, the representations and warranties made pursuant to Section 3.01 of this First Amendment and in the other Loan Documents are true and correct on and as of the First Amendment Effective Date as though made on and as of such date in all material respects;

            (B) no Event of Default or Potential Default has occurred and is continuing, or would result from the execution of or performance under this First Amendment;

            (C) the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Existing Agreement and the other Loan Documents.

         (iv) The Administrative Agent shall have received a certificate, duly certified as of the date hereof, by the secretary or assistant secretary of the Borrower, as to (A) the Certificate of Incorporation of the Borrower in effect as of the date hereof, (B) the By-Laws of the Borrower in effect as of the date hereof, (C) the resolutions of the Borrower's Board of Directors authorizing the borrowings hereunder and the execution and delivery of this First Amendment, the Notes, and all documents supplemental hereto and (D) the names of the officers of the Borrower authorized to sign this First Amendment, the new Notes, and all supplemental documentation and which contains a true signature of each such officer.


                                    ARTICLE V

                               GENERAL PROVISIONS

         SECTION 5.01. RATIFICATION OF TERMS. Except as expressly amended by this First Amendment, the Existing Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed in all material respects.

         SECTION 5.02. REFERENCES. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this First Amendment in connection with the Agreement, any of the other Loan Documents or the transactions contemplated thereby may refer to the Existing Agreement without making specific reference to this First Amendment, but nevertheless all such references shall include this First Amendment unless the context requires otherwise. From and after the First Amendment Effective Date, (i) all references in the Existing Agreement and each of the other Loan Documents to the "Agreement" shall be deemed to be references to the Existing Agreement as amended hereby, and (ii) all references in the Agreement and each of the other Loan Documents to the "Lenders" shall be deemed to include a reference to the New Lender.

         SECTION 5.03. COUNTERPARTS. This First Amendment may be executed in different counterparts, each of which when executed by the Borrower, the Administrative Agent and the Lenders shall be regarded as an original, and all such counterparts shall constitute one First Amendment. Delivery of an executed counterpart by telecopier shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 5.04. CAPITALIZED TERMS. Except for proper nouns and as otherwise defined herein, capitalized terms used herein as defined terms shall have the meanings ascribed to them in the Existing Agreement, as amended hereby.

         SECTION 5.05. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

         SECTION 5.06. HEADINGS. The headings of the sections in this First Amendment are for purposes of reference only and shall not be deemed to be a part hereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this First Amendment to Credit Agreement to be duly executed by their duly authorized officers as of the date first written above.

ATTEST:


By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------





 NEW JERSEY NATURAL GAS COMPANY


 By:                                  (SEAL)
    ----------------------------------
 Name:
      --------------------------------------
 Title:
       -------------------------------------



 PNC BANK, NATIONAL ASSOCIATION, in its
 capacity as the Administrative Agent hereunder


 By:
    ----------------------------------------
 Name:
      --------------------------------------
 Title:
       -------------------------------------

         IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this First Amendment to Credit Agreement by and among NEW JERSEY NATURAL GAS COMPANY, THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent to be executed by its duly authorized officers as of the date first above written.



Short Term Revolving Credit
Commitment:       $14,912,280.70

Short Term Revolving Credit
Commitment Percentage:
29.82456140%




Long Term Revolving Credit
Commitment:       $29,824,561.40

Long Term Revolving Credit
Commitment Percentage:
29.82456140%

Addresses for notice purposes:

If by United States Mail:

PNC Bank, National Association
Agency Services
One PNC Plaza - 22nd Floor
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
Attention:  Arlene M. Ohler



With a copy to:

PNC Bank, National Association
Energy Metals and Mining Group
One PNC Plaza - 3rd Floor
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
Attention:        Brian M. Begg
                  Vice President




If by other means:

PNC Bank, National Association
Agency Services
One PNC Plaza - 22nd Floor
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
Attention:  Arlene M. Ohler
Telephone:   (412) 762-3627
Telecopier:   (412) 762-7658

With a copy to:

PNC Bank, National Association
Energy Metals and Mining Group
One PNC Plaza - 3rd Floor
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
Attention:   Brian M. Begg
             Vice President
Telephone:        (412) 762-3440
Telecopier:       (412) 705-3232



Address for Euro-Rate Loan Funding if different from above:

                  N/A

Telephone:
          --------------------------
Telecopier:
           -------------------------
Telex:
      ------------------------------

 PNC BANK, NATIONAL ASSOCIATION



 By:
    --------------------------------
 Name:
      ------------------------------
 Title:
       -----------------------------

         IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this First Amendment to Credit Agreement by and among NEW JERSEY NATURAL GAS COMPANY, THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent to be executed by its duly authorized officers as of the date first above written.


Short Term Revolving Credit
Commitment:

         $10,526,315.79

Short Term Revolving Credit
Commitment Percentage:

21.05263158%




Long Term Revolving Credit
Commitment:

         $21,052,631.58

Long Term Revolving Credit
Commitment Percentage:

21.05263158%

Addresses for notice purposes:

If by United States Mail:

Summit Bank
Specialized Industries Group
750 Walnut Avenue, 1st Floor
Cranford, New Jersey 07016
Attention:  Richard J. Banning



If by other means:

Summit Bank
Specialized Industries Group
750 Walnut Avenue, 1st Floor
Cranford, New Jersey 07016
Attention:   Richard J. Banning
Telecopier:  (908) 709-6433
Telephone:   (908) 709-2838


SUMMIT BANK





By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------



Address for Eurodollar Rate Loan Funding if different from above:

         N/A
--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

Telephone:
          ----------------------------------
Telecopier:
           ---------------------------------
Telex:
      --------------------------------------

         IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this First Amendment to Credit Agreement by and among NEW JERSEY NATURAL GAS COMPANY, THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent to be executed by its duly authorized officers as of the date first above written.

Short Term Revolving Credit
Commitment:

         $7,017,543.86

Short Term Revolving Credit
Commitment Percentage:

 14.03508772%




Long Term Revolving Credit
Commitment:

         $14,035,087.72

Long Term Revolving Credit
Commitment Percentage:

14.03508772%

Addresses for notice purposes:

If by United States Mail:

Bank One, NA
1 Bank One Plaza, Suite IL 1-0363
Chicago, Illinois  60670
Attention:        Dawn M. Lawler




If by other means:

Bank One, NA
1 Bank One Plaza, Suite IL 1-0363
Chicago, Illinois  60670
Attention:        Dawn M. Lawler
Telecopier:       (312) 732-3055
Telephone:        (312) 732-3857



Address for Eurodollar Rate Loan Funding if different from above:

LaTanya Driver
Client Service Associate
1 Bank One Plaza Suite IL 1-0634
Chicago, Illinois  60670
Telephone:  (312) 732-1395
Telecopier:  (312) 732-4840
Telex:
      --------------------------------------



BANK ONE, NA





By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

         IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this First Amendment to Credit Agreement by and among NEW JERSEY NATURAL GAS COMPANY, THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent to be executed by its duly authorized officers as of the date first above written.

Short Term Revolving Credit
Commitment:

         $4,385,964.91

Short Term Revolving Credit
Commitment Percentage:



8.77192982%


Long Term Revolving Credit
Commitment:

         $8,771,929.82

Long Term Revolving Credit
Commitment Percentage:

8.77192982%

Addresses for notice purposes:

If by United States Mail:

The Bank of New York
One Wall Street, 19th Floor
New York, New York  10286
Attention:  Cynthia Howells



If by other means:

The Bank of New York
One Wall Street, 19th Floor
New York, New York  10286
Attention:        Cynthia Howells
Telecopier:       (212) 635-7923
Telephone:        (212) 635-7889






Address for Eurodollar Rate Loan Funding if different from above:

The Bank of New York
Commercial Loan Servicing Department
101 Barclay Street
New York, New York  10286
Attention:  Bill Barbiero

Telephone:
          ----------------------------------
Telecopier:
           ---------------------------------
Telex:
      --------------------------------------




THE BANK OF NEW YORK





By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

         IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this First Amendment to Credit Agreement by and among NEW JERSEY NATURAL GAS COMPANY, THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent to be executed by its duly authorized officers as of the date first above written.

Short Term Revolving Credit
Commitment:

         $4,385,964.91

Short Term Revolving Credit
Commitment Percentage:



8.77192982%


Long Term Revolving Credit
Commitment:

         $8,771,929.82

Long Term Revolving Credit
Commitment Percentage:

8.77192982%

Addresses for notice purposes:

If by United States Mail:

Citizens Bank of Massachusetts
28 State Street
Boston, Massachusetts 02109
Attention:  Michael Ouellet




If by other means:

Citizens Bank of Massachusetts
28 State Street
Boston, Massachusetts 02109
Attention: Michael Ouellet
Telecopier:   (617) 263-0439
Telephone:    (617) 994-7034


Address for Eurodollar Rate Loan Funding if different from above:

                  N/A



Telephone:
          ----------------------------------
Telecopier:
           ---------------------------------
Telex:
      --------------------------------------




CITIZENS BANK OF MASSACHUSETTS





By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

         IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this First Amendment to Credit Agreement by and among NEW JERSEY NATURAL GAS COMPANY, THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent to be executed by its duly authorized officers as of the date first above written.

Short Term Revolving Credit
Commitment:

         $4,385,964.91

Short Term Revolving Credit
Commitment Percentage:



8.77192982%


Long Term Revolving Credit
Commitment:

         $8,771,929.82

Long Term Revolving Credit
Commitment Percentage:

8.77192982%

Addresses for notice purposes:

If by United States Mail:

Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas, 12th Floor
New York, New York 10020-1104
Attention:        Nicholas R. Battista




If by other means:

Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas, 12th Floor
New York, New York 10020-1104
Attention:    Nicholas R. Battista
Telecopier:   (212) 782-4979
Telephone:    (212) 782-4333

Address for Eurodollar Rate Loan Funding if different from above:

         N/A



Telephone:
          ----------------------------------
Telecopier:
           ---------------------------------
Telex:
      --------------------------------------



BANK OF TOKYO-MITSUBISHI TRUST
COMPANY




By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

         IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this First Amendment to Credit Agreement by and among NEW JERSEY NATURAL GAS COMPANY, THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent to be executed by its duly authorized officers as of the date first above written.

Short Term Revolving Credit
Commitment:

         $4,385,964.91

Short Term Revolving Credit
Commitment Percentage:



8.77192982%


Long Term Revolving Credit
Commitment:

         $8,771,929.82

Long Term Revolving Credit
Commitment Percentage:

8.77192982%

Addresses for notice purposes:

If by United States Mail:

The Chase Manhattan Bank
695 Route 46 West
Fairfield, NJ  07004
Attention: Valerie Schanzer



If by other means:

The Chase Manhattan Bank
695 Route 46 West
Fairfield, NJ  07004
Attention:  Valerie Schanzer
Telephone:  (973) 439-5056
Telecopier: (973) 439-5018




Address for Eurodollar Rate Loan Funding if different from above:

         N/A



Telephone:
          ----------------------------------
Telecopier:
           ---------------------------------
Telex:
      --------------------------------------


 THE CHASE MANHATTAN BANK





 By:
    --------------------------------------------------
 Name:
      ------------------------------------------------
 Title:
       -----------------------------------------------